Exhibit 99.2

FIRST AMENDMENT TO MASTER PROGRAM SERVICES

AND PRODUCT CO-PROMOTION AGREEMENT

This First Amendment to Master Program Services and Product Co-Promotion Agreement (this “Amendment”), between OraSure Technologies, Inc., a Delaware corporation, having its principal place of business at 220 East First Street, Bethlehem, PA 18015 (“OraSure”), and AbbVie Bahamas Ltd., a Bahamian limited corporation, having its principal place of business at Sassoon House, Shirley Street & Victoria Avenue, PO Box SS-5383, Nassau, New Providence, Bahamas (“AbbVie”), is entered into as of June 30, 2016. Both AbbVie and OraSure may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties have previously entered into that certain Master Program Services and Product Co-Promotion Agreement, dated as of June 10, 2014 (the “Original Agreement”); and

WHEREAS, the Parties desire to amend the Original Agreement as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained in this Amendment, intending to be legally bound hereby, OraSure and AbbVie agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Agreement.

2.	Amendment. As of the date hereof, the Original Agreement is hereby amended or modified as follows:

2.1 Term. Section 8.1(a) of the Original Agreement is hereby amended by deleting the first and second sentence and replacing in lieu thereof the following sentence: “This Agreement shall commence on the Effective Date and shall continue in full force and effect until December 31, 2016 (the “Term”)”.

2.2 Transition. Section 8.7(d) of the Original Agreement is hereby amended by deleting the first paragraph and replacing in lieu thereof the following paragraph:

(d) Transition. Additionally, notwithstanding the foregoing or anything in this Agreement to the contrary, prior to the expiration of the Term or, if this Agreement is terminated, upon the termination of this Agreement:

3.	Payments. Notwithstanding any provision of the Original Agreement to the contrary, except for (i) AbbVie’s payment of the Database, Establishment Ownership and Exclusivity Fee payment due within thirty (30) days following the second anniversary of the Effective Date pursuant to Section 4.2 of the Original Agreement (the “Remaining AbbVie Fee”), (ii) OraSure’s payment of all remaining Co-Promotion Fees for 2016 pursuant to Section 4.1 of the Original Agreement (“Remaining OraSure Fee”), and (iii) any fees OraSure may incur arising out of OraSure’s obligation to fulfill its transition obligations under Section 8.7(d), as amended above, neither AbbVie nor OraSure shall have any further financial obligations, including without limitation the payment of fees or other consideration, under the Original Agreement.

4.	Publicity. Neither Party shall issue any public announcement, press release or other public disclosure regarding the Original Agreement or this Amendment or its subject matter without the other Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the Parties acknowledge and agree that OraSure will be issuing a press release announcing this Amendment, will hold a webcast conference call with analysts and investors to discuss the Amendment and will file a copy of the Amendment with the U.S. Securities and Exchange Commission (“SEC”). The text of the press release and SEC filing related to the Amendment and Original Agreement shall be subject to AbbVie’s prior review and approval, which shall not be unreasonably withheld, conditioned or delayed.

5.	Mutual Releases and Covenant Not to Sue.

5.1 By AbbVie. AbbVie, for itself and on behalf of (i) AbbVie’s parents, subsidiaries, Affiliates, predecessors, successors, and assigns (the “AbbVie Entities”) and (ii) the AbbVie Entities’ past, present, and future officers, directors, partners, managers, members, employees, agents, servants, and attorneys (collectively, with AbbVie and the AbbVie Entities, referred to as the “AbbVie Releasors”), covenants not to sue, waives, releases, and forever discharges (x) OraSure, (y) OraSure’s parents, subsidiaries, Affiliates, predecessors, successors, and assigns (the “OraSure Entities”), and (z) the OraSure Entities’ past, present, and future officers, directors, partners, managers, members, employees, agents, servants, and attorneys (collectively, with OraSure and the OraSure Entities, referred to as the “OraSure Releasees”), of and from any and all claims, controversies, actions, causes of action, suits, debts, accounts, bonds, covenants, contracts, agreements, promises, demands, damages, judgments, executions, costs, expenses, charges, liabilities, sums of money, doings, omissions, losses, exposures, and obligations of any kind whatsoever, at law or in equity, direct or indirect, known or unknown, matured or unmatured (“Losses”), that the AbbVie Releasors, or any of them, ever had, now has, or may have in the future by reason of, arising out of, or relating to any matter or cause whatsoever related to the Original Agreement (the “AbbVie Released Claims”); provided that AbbVie Released Claims shall not include Losses arising out of actions or omissions of OraSure following the date hereof or obligations set to be fulfilled after the date hereof, including without limitation the Remaining OraSure Fee and OraSure’s obligation to fulfill its transition obligations under Section 8.7(d), as amended above.

5.2 By OraSure. OraSure, for itself and on behalf of the OraSure Releasees, covenants not to sue, waives, releases, and forever discharges the AbbVie Releasors, of and from any and all Losses that the OraSure Releasees, or any of them, ever had, now has, or may have in the future by reason of, arising out of, or relating to any matter or cause whatsoever related to the Original Agreement (the “OraSure Released Claims”); provided that OraSure Released Claims shall not include Losses arising out of actions or omissions of AbbVie following the date hereof or obligations set to be fulfilled after the date hereof, including without limitation the obligation to pay the Remaining AbbVie Fee.

5.3 The Parties hereby acknowledge that the consequences of the foregoing mutual releases and covenants not to sue (“Mutual Releases”) have been explained to AbbVie and OraSure by their respective counsel. The Parties further acknowledge AbbVie or OraSure may hereafter discover facts different from, or in addition to, those which it now knows or believes to be true with respect to the matters released herein, and agrees that this Amendment and the Mutual Releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

6.	Effect of Amendment and Conflicts. This Amendment amends the Original Agreement and supersedes any conflicting or inconsistent terms set forth in the Original Agreement. All other terms and conditions set forth in the Original Agreement shall remain in full force and effect. All references to the Original Agreement or the Agreement shall be deemed to mean the Original Agreement as amended by this Amendment.

7.	Severability. The invalidity or unenforceability of any particular provision, or a portion thereof, of this Amendment, including specifically the Mutual Releases, will not affect the remaining provisions, or portions thereof, and will be construed in all respects as if such invalid or unenforceable provision were omitted.

8.	Governing Law. The rights of the Parties under this Amendment shall be subject to and governed by the laws of the State of Delaware, U.S.A. (without regard to conflict of law principles).

9.

Entire Agreement. This Amendment and the Original Agreement as amended by this Amendment sets forth the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersedes all prior discussions, agreements and writings in relation thereto. All material representations and warranties on which the Parties have relied in connection with the negotiation of this Amendment, if any, are stated expressly in this Amendment. The Parties acknowledge, warrant, and represent that no promises, representations, or inducements, except as herein set forth, have been offered or made by the other to secure the execution of this Amendment, and that this Amendment is executed without reliance on any statements or any representations not contained herein. The Parties knowingly waive: (i) any claim that this Amendment was induced by any misrepresentation or nondisclosure; and (ii) any right to rescind or avoid this Amendment based upon presently existing facts, known or unknown.

10.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute together the same document. Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile (or .pdf file) shall constitute an original signature for purposes of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned duly authorized officers of OraSure and AbbVie, respectively, hereby execute this Amendment as of the date first above written.

ORASURE TECHNOLOGIES, INC.		ABBVIE BAHAMAS LTD.

By:	/s/ Douglas A. Michels	By:	/s/ Sophie Morlet
	Name: Douglas A. Michels		Name: Sophie Morlet
	Title: President & CEO		Title: Director